Exhibit 99.1

SEVENTH AMENDMENT AND REAFFIRMATION AGREEMENT
THIS SEVENTH AMENDMENT AND REAFFIRMATION AGREEMENT is dated as of March 31, 2020 (this “Agreement”), by and among GSE SYSTEMS, INC., a Delaware corporation (“Parent”), GSE PERFORMANCE SOLUTIONS, INC., a Delaware corporation (“GSE Performance” and collectively with Parent, the “Borrowers” and each a “Borrower”), GSE TRUE NORTH CONSULTING, LLC, a Delaware limited liability company (“True North”), HYPERSPRING, LLC, a Delaware limited liability company (“Hyperspring”), ABSOLUTE CONSULTING, INC., a Delaware corporation (“Absolute” and together with True North and Hyperspring collectively, the “Original Guarantors” and each an “Original Guarantor”), DP ENGINEERING, LLC, formerly DP Engineering Ltd. Co., a Delaware limited liability company (“DP Engineering” and together with the Original Guarantors collectively, the “Guarantors” and each a “Guarantor” and together with the Borrowers collectively, the “Loan Parties” and each a “Loan Party”), and CITIZENS BANK, NATIONAL ASSOCIATION (the “Bank”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below) or the Guaranty (as defined below), as applicable.
WHEREAS, pursuant to the terms of that certain Credit and Security Agreement, dated as of December 29, 2016 (as the same may have been amended, renewed, replaced, or supplemented from time to time prior to the Closing Date (as defined in the Credit Agreement), the “Original Credit Agreement”), by and among Borrowers and Bank, the Bank agreed to provide a revolving line of credit to Borrowers in an amount not to exceed $5,000,000 pursuant to a revolving line of credit note dated as of the Initial Closing Date (as defined in the Credit Agreement) of the Borrowers payable to the order of the Bank (the “RLOC Note”);
WHEREAS, Hyperspring executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “Hyperspring Guaranty”) dated as of December 29, 2016 in favor of Bank in connection with Borrower entering into the Original Credit Agreement;
WHEREAS, Absolute executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “Absolute Guaranty”) dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;
WHEREAS, True North executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “True North Guaranty”) dated as of May 11, 2018 in favor of Bank in connection with the Credit Agreement;
WHEREAS, GSE Performance executed and delivered a Pledge Agreement (as the same may have been amended, restated or modified from time to time, the “GSE Performance Pledge Agreement”) dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;

WHEREAS, Borrowers and Bank entered into that certain Amended and Restated Credit Agreement (as the same may have been amended, restated or modified from time to time, the “Credit Agreement”) dated as of May 11, 2018 to continue the RLOC and to provide for a Term Loan Facility in a principal amount up to $25,000,000;
WHEREAS, Original Guarantors and Bank entered into that certain Security Agreement (as the same may have been amended, restated or modified from time to time, the “Security Agreement”) dated as of May 11, 2018;
WHEREAS, pursuant to that certain Amendment and Reaffirmation Agreement dated as of May 11, 2018, the Borrowers, the Original Guarantors and the Bank agreed to amend the terms and conditions of the RLOC Note and the GSE Performance Pledge Agreement;
WHEREAS, pursuant to that certain Second Amendment and Reaffirmation Agreement dated as of  May 25, 2018, the Borrowers, the Original Guarantors and the Bank agreed to amend certain terms and conditions of the Credit Documents to reflect the conversion of True North to a Delaware limited liability company;
WHEREAS, on February 15, 2019, (i) GSE Performance acquired all of the membership interests of DP Engineering, (ii) the Borrowers, the Guarantors and the Bank executed that certain Third Amendment and Reaffirmation Agreement dated as of such date and (iii) DP Engineering executed and delivered a (a) Guaranty and Suretyship Agreement (the “DP Engineering Guaranty” and together with the True North Guaranty, the Hyperspring Guaranty and Absolute Guaranty collectively, the “Guaranty”) in favor of Bank in connection with the Credit Agreement and (b) Pledge Agreement in favor of Bank in connection with the Credit Agreement;
WHEREAS, pursuant to that certain Fourth Amendment and Reaffirmation Agreement dated as of March 20, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain terms and conditions of the Credit Documents to reflect the conversion of DP Engineering to a Delaware limited liability company;
WHEREAS, pursuant to that certain Fifth Amendment and Reaffirmation Agreement dated as of June 28, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain financial covenants in the Credit Agreement;
WHEREAS, pursuant to that certain Sixth Amendment and Reaffirmation Agreement dated December 31, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain financial covenants in the Credit Agreement; and
WHEREAS, the parties hereto intend to amend certain financial covenants, definitions, and other provisions in the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, under seal, as follows:

ARTICLE I
Section 1.01. Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:
(a)  The following defined terms are hereby inserted into Section 1.1 of the Credit Agreement in their respective appropriate alphabetical order:
““CARES Act” means the “Coronavirus Aid, Relief, and Economic Security Act” or the “CARES Act,” as in effect on the date hereof.”

““PPP Loan” means a “covered loan” (as that term is defined in Section 1102 of the CARES Act).”

““Program” means the loan program provided under Section 1102 of the CARES Act and the applicable regulations, rules and guidance of the United States Department of the Treasury, the United  States Small Business Administration and other applicable governmental authority.”

(b)  The chart in the definition of “Letter of Credit Issuance Fee” in Section 1.1.68 of the Credit Agreement is hereby deleted and replaced with the following chart:
Leverage Ratio	Issuance Fee Percentage
Category l Greater than or equal to 3.5 to 1.0.	2.75%
Category 2 Greater than or equal to 3.0 to 1.0, but less than to 3.5 to 1.0.	2.50%
Category 3 Greater than or equal to 2.50 to 1.0, but less than 3.0 to 1.0.	2.25%
Category 4 Greater than or equal to 1.75 to 1.0., but less than 2.5 to 1.0	2.00%
Category 5 Greater than or equal to 1.00 to 1.00, but less than 1.75 to 1.0	1.75%
Category 6 Less than 1.00 to 1.00	1.50%

(c)  The chart in the definition of “Unused Fee Percentage” in Section 1.1.105 of the Credit Agreement is hereby deleted and replaced with the following chart:
Leverage Ratio	Unused Fee Percentage
Category l Greater than or equal to 3.5 to 1.0.	0.30%
Category 2 Greater than or equal to 3.0 to 1.0, but less than to 3.5 to 1.0.	0.30%
Category 3 Greater than or equal to 2.50 to 1.0, but less than 3.0 to 1.0.	0.30%
Category 4 Greater than or equal to 1.75 to 1.0., but less than 2.5 to 1.0	0.30%
Category 5 Greater than or equal to 1.00 to 1.00, but less than 1.75 to 1.0	0.25%
Category 6 Less than 1.00 to 1.00	0.20%

(d)  The chart in the definition of “Applicable Margin” on Exhibit C to the Credit Agreement is hereby deleted and replaced with the following:
Leverage Ratio	Margin
Category l Greater than or equal to 3.5 to 1.0.	3.75%
Category 2 Greater than or equal to 3.0 to 1.0, but less than to 3.5 to 1.0.	3.50%
Category 3 Greater than or equal to 2.50 to 1.0, but less than 3.0 to 1.0.	3.25%
Category 4 Greater than or equal to 1.75 to 1.0., but less than 2.5 to 1.0	3.00%
Category 5 Greater than or equal to 1.00 to 1.00, but less than 1.75 to 1.0	2.75%
Category 6 Less than 1.00 to 1.00	2.50%

(e)  Clause (ii) of the definition of “Refinance Terms” in Section 1.1. of the Credit Agreement is hereby deleted and replaced with the following new clause (ii):
“(ii) beginning for the fiscal year ending on December 31, 2021, Borrower shall pay Bank seventy five percent (75%) of Excess Cash Flow for any fiscal year within one hundred twenty (120) days after the end of such fiscal year, and”
(f)  The reference to “$1,000,000” in the third paragraph of Section 2.6 of the Credit Agreement is hereby deleted and replaced with “$1,500,000”.
(g)  Section 6.3 of the Credit Agreement is hereby deleted and replaced with the following new Section 6.3:
“Section 6.3. Limitation on Indebtedness.  Neither Borrower nor Guarantor will have at any time outstanding to any Person other than Bank, any Indebtedness for borrowed money, Indebtedness under Capital Leases or any outstanding letters of credit (except the Letters of Credit), except (i) as set forth on Schedule 6.3 attached hereto and made a part hereof and any Refinancing Indebtedness in respect of such Indebtedness, (ii) for Permitted Indebtedness, and (iii) for the PPP Loan in an amount not to exceed the maximum principal amount of $10,000,000.”
(h)  Section 7.1 of the Credit Agreement is hereby deleted and replaced with the following new Section 7.1:
“Section 7.1.  Fixed Charge Coverage Ratio.  Borrower and its Subsidiaries shall maintain a minimum Fixed Charge Coverage Ratio of 1.25 to 1.00, to be tested quarterly as of the last day of each quarter beginning with the quarter ending June 30, 2021, on rolling four-quarter basis, calculated based on the financial statements received by the Bank in accordance with the terms of this Agreement. Notwithstanding the foregoing, the Borrower’s liabilities and expenses under the PPP Loan shall be excluded in the calculation of Fixed Charge Coverage Ratio for any period of time of determination unless, until and only to the extent it has been finally determined that all or any portion of the Borrower’s PPP Loan will not be forgiven pursuant to Section 1106 of the CARES Act.”
(i)  Section 7.2 of the Credit Agreement is hereby deleted and replaced with the following new Section 7.2:
“Section 7.2.  Leverage Ratio.  Borrower and its Subsidiaries shall not exceed a maximum Leverage Ratio, to be tested quarterly as of the last day of each quarter beginning with the quarter ending September 30, 2020, on a rolling four-quarter basis, calculated based on the financial statements received by the Bank in accordance with the terms of this Agreement, as follows:  (i)  3.00 to 1.00 for the period ending on September 30, 2020, (ii) 2.50 to 1.00 for the period ending on December 31, 2020, and (iii) 2.25 to 1.00 for the period ending on March 31, 2021 and for the periods ending on each December 31st, March 31st, June 30th andSeptember 30th thereafter. Notwithstanding the foregoing, the Borrower’s liabilities and expenses under the PPP Loan shall be excluded in the calculation of Leverage Ratio for any period of time of determination unless, until and only to the extent it has been finally determined that all or any portion of the Borrower’s PPP Loan will not be forgiven pursuant to Section 1106 of the CARES Act.”

(j)  Section 7.4 of the Credit Agreement is hereby deleted and replaced with the following new Section 7.4:
“Section 7.4  Minimum Consolidated Adjusted EBITDA. Borrower and its Subsidiaries shall maintain a minimum Consolidated Adjusted EBITDA on a rolling four-quarter basis, calculated based on the financial statements received by the Bank in accordance with the terms of this Agreement as follows: (i) $2,750,000 for the periods ending on March 31, 2020 and June 30, 2020, (ii) $3,000,000 for the period ending on September 30, 2020, and (iii) $3,250,000 for the periods ending on December 31, 2020 and March 31, 2021. Notwithstanding the foregoing, the Borrower’s liabilities and expenses under the PPP Loan shall be excluded in the calculation of Consolidated Adjusted EBITDA for any period of time of determination unless, until and only to the extent it has been finally determined that all or any portion of the Borrower’s PPP Loan will not be forgiven pursuant to Section 1106 of the CARES Act.”
(k)  The reference to “June 30, 2020” in Section 7.5 of the Credit Agreement is hereby deleted and replaced with a reference to “April 30, 2021”.
 (l)  Section 10.22 of the Credit Agreement is hereby deleted and replaced with the following new Section 10.22:
“Section 10.22  Term Loan Facility Refinance.  (a) After delivery of the Compliance Certificate by Borrower to Bank for the period ending on December 31, 2020 and the Bank’s review of the Compliance Certificate to confirm no Default or Event of Default exists as of the date thereof; (b) so long as the Leverage Ratio of Borrower and its Subsidiaries for the fiscal quarter ending on December 31, 2020 does not exceed 2.0:1.00; and (c) so long as the Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for the fiscal quarter ending on December 31, 2020 is at least $3,750,000, in each case for the purposes of (b) and (c) hereof, calculated on a rolling- four-quarter basis and based on the financial statements received by the Bank in accordance with the terms of this Agreement, the Borrower shall have the option to refinance the Term Loan Facility in accordance with the Refinance Terms.”

ARTICLE II

Reaffirmation
Section 2.01. Reaffirmation.
(a) Each Guarantor hereby: (i) affirms and confirms its guarantee and other commitments and obligations, under the Guaranty, the Security Agreement and any other Credit Documents executed by such Guarantor and (ii) confirms that each guarantee and other commitments and obligations under the Guaranty, the Security Agreement and any other Credit Documents executed by such Guarantor shall continue to be in full force and effect and shall continue to accrue to the benefit of the Bank notwithstanding the effectiveness of the Credit Agreement.
(b) Each Borrower hereby affirms the execution and delivery to Bank of the Credit Documents, and the Credit Documents are continued in full force and effect and are in all respects hereby affirmed and ratified.
ARTICLE III

Representations and Warranties
Each Loan Party, to the extent applicable, hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:
Section 3.01. Organization.  Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
Section 3.02. Authority; Enforceability.  Each Loan Party has the corporate or limited liability company power to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate and other action, to authorize the execution, delivery and performance by it of this Agreement.  Each Loan Party has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with the terms hereof.
Section 3.03. Credit Documents.  The representations and warranties made by each Loan Party and set forth in the Credit Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case any such representation and warranty shall have been true and correct as of such earlier date).
ARTICLE IV

Miscellaneous
Section 4.01. Conditions to Effectiveness of Agreement.  The Bank’s willingness to agree to the amendments set forth in this Agreement is subject to (a) the execution

Section 4.02. and delivery of this Agreement by the Borrowers and Guarantors to the Bank, (b) the execution and delivery of (i) the Collateral Assignment of Rights Under Escrow Agreement by GSE Performance in favor of Bank (the “Collateral Assignment”) and (ii) the acknowledgement letter relating to the Collateral Assignment by Delaware Trust Company to the Bank, (c) the payment by Borrowers to the Bank of $750,000 to be applied to the repayment of the Term Loan Facility pursuant to the Credit Agreement, and (d) the payment by Borrowers to Bank of an amendment fee equal to $50,000.
Section 4.03. Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 10.9 of the Credit Agreement or Section 13 of the Guaranty, as applicable.
Section 4.04. Expenses.  Each Loan Party acknowledges and agrees that the Bank shall be entitled to reimbursement of expenses as provided in Section 10.2 of the Credit Agreement and Section 10 of the Guaranty, as applicable.
Section 4.05. Credit Document.  This Agreement is a “Credit Document” executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
Section 4.06. Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 4.07. No Novation.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Documents, which shall remain in full force and effect except as modified by this Agreement and the Credit Agreement.
Section 4.08. Governing Law; Waiver of Jury Trial.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY, ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS, THE COLLATERAL OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, WHETHER BY CLAIM OR COUNTERCLAIM.
Section 4.09. Remaining Force and Effect.  Except as specifically amended hereby, the Credit Documents remain in full force and effect in accordance with their original terms and conditions.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed under seal by its respective authorized officers as of the day and year first above written.
BANK:
Witness/Attest: /s/ Adrianna W. Delamater Adrianna W. Delamater NaDean Riley	CITIZENS BANK, NATIONAL ASSOCIATION By: /s/ /s/ Edward S. Winslow (SEAL) Edward S. Winslow Senior Vice President
BORROWERS:
Witness/Attest: /s/ NaDean Riley NaDean Riley	GSE SYSTEMS, INC. By: /s/ Emmett Pepe (SEAL) Emmett Pepe Chief Financial Officer
Witness/Attest: /s/ NaDean Riley NaDean Riley	GSE PERFORMANCE SOLUTIONS, INC. By: /s/ Emmett Pepe (SEAL) Emmett Pepe Treasurer
GUARANTORS:
Witness/Attest: /s/ NaDean Riley NaDean Riley	ABSOLUTE CONSULTING, INC. By: /s//s/ Emmett Pepe (SEAL) Emmett Pepe Treasurer
Witness/Attest: /s/ NaDean Riley NaDean Riley	HYPERSPRING, LLC By: /s/ Emmett Pepe (SEAL) Emmett Pepe Treasurer

Witness/Attest: /s/ NaDean Riley NaDean Riley	GSE TRUE NORTH CONSULTING, LLC By: /s/ Emmett Pepe (SEAL) Emmett Pepe Treasurer

Witness/Attest: /s/ NaDean Riley NaDean Riley	DP ENGINEERING, LLC By: /s/ Emmett Pepe (SEAL) Emmett Pepe Treasurer